Rule 482 ad
The Gabelli Healthcare & WellnessRx Trust

Issuer:	The Gabelli Healthcare & WellnessRx Trust
Securities:	Perpetual
Security Type:	Fixed-Rate Cumulative Preferred Shares
Title:	Series A Preferred Shares
Liquidation Preference:	$25.00 per share
Anticipated Rating:	AAA from Standard & Poor’s Ratings Services
Underwriters:	Wells Fargo Securities, LLC and Gabelli & Company, Inc.
The information herein and in the prospectus supplement is not complete and is subject to change. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement and related base prospectus contain this and additional information about the Fund and the Series A Preferred Shares, and should be read carefully before investing. A copy of the prospectus supplement and related base prospectus is available on EDGAR, or from your financial adviser.
An investment in the Series A Preferred Shares involves risks. Therefore, before investing in the Series A Preferred Shares you should consider the risks associated with such an investment carefully. See “Risks of the Series A Preferred Shares” in the prospectus supplement and “Risk Factors and Special Considerations” in the related base prospectus.